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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 24, 1998


                           MELLON RESIDENTIAL FUNDING
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-24453                      23-2889067
          --------                   ---------                      ----------
       (State or other              (Commission                   (IRS Employer
jurisdiction of incorporation)      File Number)                    ID Number)


One Mellon Center, Room 410, Pittsburgh, Pennsylvania                  15258
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(Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number, including area code:             (412) 236-6559
                                                                --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         -------------

Filing of Pooling and Servicing Agreement.
------------------------------------------

         Mellon Residential Funding Corporation (the "Depositor") registered issuances of up to $2,000,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-24453) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, approximately $306,925,523 principal amount of Mortgage Pass-Through Certificates, Series 1998-TBC1 (the "Certificates") were issued on December 17, 1998.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor, Boston Safe Deposit and Trust Company, as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer"), Mellon Bank, N.A., as standby purchaser (the "Standby Purchaser"),and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among Mellon Residential Funding Corporation, as Depositor, Boston Safe Deposit and Trust Company, as Seller and Master Servicer, Mellon Bank, N.A., as Standby Purchaser, and Bankers Trust Company, N.A., as Trustee.


                                      -3-

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELLON RESIDENTIAL FUNDING


                                        By: /s/ Stephen Cobain
                                            -----------------------
                                        Name: Stephen Cobain
                                        Title:  President



Dated:  December 24, 1998


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                                  EXHIBIT INDEX

Exhibit                                                                   Page
-------                                                                   ----

4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among Mellon Residential Funding Corporation, as Depositor, Boston Safe Deposit and Trust Company, as Seller and Master Servicer, Mellon Bank, N.A., as Standby Purchaser, and Bankers Trust Company of California, N.A., as Trustee.